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                                                                    Exhibit 99.1

                        FORM OF SUBSCRIPTION AGREEMENT

Boston Life Sciences, Inc.
137 Newbury Street
Boston, Massachusetts 02116

Ladies and Gentlemen:

             1.     Subscription.
                    ------------

                    (a) The undersigned ("Subscriber"), intending to be legally bound, hereby irrevocably subscribes to purchase from Boston Life Sciences, Inc., a Delaware corporation (the "Company") the aggregate dollar amount of units (the "Units") set forth on the signature page hereof. Each Unit consists of four shares of common stock (the "Common Stock"), $.01 par value (each a "Share" and collectively the "Shares"), and a warrant to purchase one share of Common Stock (each a "Warrant" and collectively the "Warrants"). The offering price for each Share will be $2.15 (the "Offering Price"). The per share exercise price for each Warrant will be the greater of (i) $2.75 per share and (ii) (a) the closing bid price for the Common Stock as reported by Nasdaq on the trading day preceding the closing (each closing, a "Closing"), plus (b) $.01. The minimum investment is for $100,000, subject to the discretion of the Company and the Placement Agent to accept lesser amounts. The Company will not accept subscriptions for any fractional Units, such that the maximum number of Units to be purchased by the Subscriber will be equal to the maximum number of full Units purchasable at the Offering Price for the aggregate dollar amount subscribed for on the signature page hereof. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this agreement (the "Subscription Agreement") and the Confidential Private Placement Memorandum, dated January 16, 2002, including exhibits and appendices thereto and any documents and information incorporated therein by reference, as it may be supplemented and amended (the "Memorandum"), relating to an offering (the "Offering") of a maximum of 1,000,000 Units (the "Maximum Offering").

                    (b) (1) Subscription payments should be made by wire transfer as follows:

       Bank:                 Chase Manhattan Bank
       Account:              Continental Stock Transfer & Trust Company aaf
                             Boston Life Sciences, Inc. 2002
       Account #:            530-053764
       ABA#:                 021000021
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             (2) Each Subscriber should also deliver the following to Boston
Life Sciences, Inc., 137 Newbury Street, 8th Floor, Boston, MA 02116,
Attention: Joseph P. Hernon, Chief Financial Officer: (i) two executed and properly completed copies of this Subscription Agreement, (ii) two executed copies of the registration rights agreement between the Company, the Subscriber and the other parties thereto in the form provided herewith (the "Registration Rights Agreement"), and (iii) two executed copies of the confidentiality agreement between the Company and the Subscriber (the "Confidentiality Agreement").

     The proceeds of the Offering will be held in an escrow account by Continental Stock. Transfer & Trust Company, as escrow agent (the "Escrow Agent"), until subscriptions are received and accepted by the Company. The Company may elect to hold an initial Closing (the "Initial Closing") at such time as subscriptions are received and accepted by the Company for the minimum offering of 350,000 Units (the "Minimum Offering"). The Offering will continue until the soonest to occur of (i) subscriptions for the Maximum Offering are accepted by the Company, (ii) the Company elects, in its sole discretion, to terminate the Offering, or (iii) March 15, 2002, provided that the Offering may continue past March 15, 2002 if extended by the mutual consent of the Company and the Placement Agent (as defined below) without notice to investors. The date that the Offering terminates is hereinafter referred to as the "Termination Date." Upon a Closing, the Escrow Agent will distribute the proceeds from the sale of the Units to the Company. The Offering Price for any initial Closing will be the Offering Price for all subsequent Closings, if any. Applicable investor funds will be returned, without interest or deduction, if and to the extent a subscription is not accepted by the Company (including any amount by which a Subscriber's subscription payments exceed the aggregate Offering Price for the number of full Units for which such Subscriber's subscription was accepted by the Company), or if a Closing with respect to such funds does not occur at or prior to the Termination Date, as the same may be extended.
                    (c) If this subscription is accepted by the Company, in whole or in part, and subject to the conditions set forth in Section 2 of this Subscription Agreement, the Company shall deliver to the undersigned a certificate representing the Shares and an originally executed copy of the Warrant subscribed for hereby, in each case to the extent so accepted, dated the date of the applicable Closing, and a fully executed copy of this Subscription Agreement, the Registration Rights Agreement and the Confidentiality Agreement.

                    (d) The Company has retained Brimberg & Co. L.P. ("Brimberg" or the "Placement Agent") to act as lead placement agent for the Offering on a best efforts basis. For those clients of Brimberg who purchase Units in the Offering, up to an aggregate of $7 million, Brimberg will receive
(a) a cash fee equal to 7% of the gross proceeds (excluding exercise price) to the Company resulting from the sale of the Units to its clients (the "Brimberg Fee"), (b) a warrant to purchase a number of shares equal to 10% of the number of Shares sold to its clients (the "Brimberg Warrant"), and (c) a non-accountable expense allowance equal to 1% of the gross proceeds (excluding exercise price) resulting from the sale of the Units sold to its clients (the "Expense Allocation"); provided, however, that Brimberg shall not receive the
                       --------  -------
Brimberg Fee, the Brimberg Warrant, the Expense Allocation or any other compensation in connection with the Offering unless and until its clients purchase Units resulting in gross proceeds (excluding exercise price) to the Company in excess of $3.01 million. Unless specifically agreed otherwise in writing by the Company in its sole discretion, if the aggregate

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proceeds (excluding exercise price) from the sale of the Units to Brimberg's clients exceed $7 million, the excess will be ignored for purposes of calculating the Brimberg Fee and the Expense Allocation, and the Shares included in the Units representing the excess will be ignored for purposes of calculating the number of shares subject to the Brimberg Warrant. Except as set forth in the next sentence, Brimberg will not be entitled to any fees, expense allocation, warrants or other compensation with respect to sales of Units to investors first invited to participate in the Offering by the Company independently of Brimberg, whether or not Brimberg subsequently engages in discussions with such investors (the "Company Identified Investors"). In addition to the Brimberg Fee, the Expense Allocation and the Brimberg Warrant, Brimberg will receive a cash fee of 1 1/2% of the gross proceeds (excluding exercise price) to the Company resulting from the Units sold in the Offering to Company Identified Investors. The Brimberg Fee shall be payable simultaneously with the respective Closing giving rise thereto. The Expense Allocation shall be payable, and the Brimberg Warrant shall be issued, at the final Closing. The Company reserves the right to terminate the Offering at any time in its sole discretion due to adverse market conditions or changes in the market price of its Common Stock. If the Company so terminates the Offering, then it will not have to pay any compensation to Brimberg other than compensation due to Brimberg as the result of any Closing (as defined below) and the Company Expenses (as defined in Exhibit D (the Offering Terms) to the Memorandum). The exercise prices of the Brimberg Warrant shall be based, pro rata, upon the exercise price of the Warrants issued to clients of Brimberg as part of the Units used to calculate the number of shares to be subject to the Brimberg Warrant.

                    (e) The undersigned may not withdraw this Subscription Agreement or any amount paid pursuant thereto except as otherwise provided below.

     The Memorandum, this Subscription Agreement, the Registration Rights Agreement, the Confidentiality Agreement, the Warrants and the Brimberg Warrant are collectively referred to herein as the "Offering Documents."

             2.     Conditions. It is understood and agreed that this
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subscription is made subject to the following terms and conditions:

                    (a) No Subscription Agreement shall be effective unless and until it is accepted by the Company. The Company may, in its sole discretion, reject this subscription in whole or in part for any or no reason. Unless this subscription is accepted prior to the Termination Date, this subscription shall be deemed rejected in whole.

                    (b) At each Closing, the Placement Agent shall have received an opinion of Ropes & Gray, counsel to the Company, addressed to the Placement Agent on behalf of the Subscribers and dated the date of the Closing, with respect to the validity of the Shares and Warrants and the enforceability of the Subscription Agreement, Registration Rights Agreement and the Placement Agent Agreement between the Company and the Placement Agent, in form and substance reasonably satisfactory to the Placement Agent and its counsel (the "Placement Agent Agreement"). The Company hereby instructs such counsel to address such opinion to the Placement Agent on behalf of the Subscribers.

                    (c) At the date of each Closing, the Placement Agent shall have been furnished such information, documents, certificates, and opinions as it may reasonably require

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under the terms of the Placement Agent Agreement to evidence the accuracy, completeness, or satisfaction of the representations, warranties, covenants, agreements, and conditions herein contained or as it otherwise may reasonably request.

                    (d) At the final Closing, the Company shall execute and deliver in favor of Brimberg, the Brimberg Warrant.

                    (e) At or prior to each Closing, the Company shall execute and deliver a Registration Rights Agreement in favor of the Subscribers.

             3.     Representations and Warranties of the Company.   The
                    ---------------------------------------------
Company represents and warrants to the Placement Agent, as of the date of the applicable Closing as follows (for purposes of this Paragraph 3, all references to the "Company" shall be deemed to include Boston Life Sciences, Inc. and all of its subsidiaries):

                    (a) Organization. The Company is validly existing and in good standing under the laws of the State of Delaware with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it is engaged as described in the Memorandum. The Company is duly qualified to transact the business in which it is engaged as described in the Memorandum and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, properties, results of operations, financial condition or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

                    (b) Authorization of Agreements, Etc. The execution, delivery and performance by the Company of. this Subscription Agreement and the Registration Rights Agreement have been duly authorized by all requisite corporate action of the Company and each, upon execution and delivery thereof by the Company, will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to bankruptcy, insolvency or similar laws affecting creditor's rights generally, and general principles of equity and except as the right to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

                    (c) Authorization of the Shares and Warrants. As of the date of the applicable Closing, the issuance and delivery of the Shares have been duly authorized by all requisite corporate action of the Company. As of the date of the applicable Closing, the execution, issuance and delivery of the Warrants have been duly authorized by all requisite corporate action of the Company and, when so executed, issued and delivered, the Warrants will be duly executed, issued and delivered, will constitute valid and legal obligations of the Company, free and clear of all liens, encumbrances and claims whatsoever, and will be enforceable as to the Company in accordance with their terms. The Shares and Warrants are not and will not be subject to preemptive or any other similar rights of the shareholders of the Company or others, in each case which rights shall not have been waived or exercised prior to the applicable Closing.

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                    (d)    Authorization of Warrant Shares. As of the date of
the applicable Closing, the issuance, sale and delivery by the Company of the shares of Common Stock issuable upon conversion of the Warrants and the Brimberg Warrant (collectively the "Warrant Shares") have been duly authorized by all requisite corporate action of the Company, and have been duly reserved for issuance, and upon exercise of the Warrants and the Brimberg Warrant, as the case may be, and payment of the exercise price therefor, the Warrant Shares will be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and claims whatsoever, and are not subject to preemptive or any other similar rights of the shareholders of the Company or others which rights shall not have been waived or exercised prior to the applicable Closing.

                    (e) Financial Statements. The financial statements included in the Memorandum fairly present in all material respects with respect to the Company the financial position, the results of operations, and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and are in accordance with the books and records of the Company covered therein. Except as disclosed in the Memorandum or as has not resulted in a Material Adverse Effect, since September 30, 2001, there has not been (i) any change in the financial condition or earnings of the Company and its subsidiaries taken as a whole, (ii) any obligation, direct or contingent, incurred by the Company, except obligations in the ordinary course of business,
(iii) any dividend or distribution of any kind declared, paid or made on the shares of capital stock, as applicable, of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company. In addition, since September 30, 2001, the Company has not defaulted on any payments of principal or interest on any outstanding debt obligations of the Company other than trade debt.

                    (f) Capitalization. As of the date of the Memorandum, the authorized, issued and outstanding share capital of the Company is as set forth in the Memorandum. All issued and outstanding capital shares of the Company are validly issued, fully paid and nonassessable and have not been issued in violation of the preemptive rights of any shareholder of the Company. All prior sales of securities of the Company were either registered under the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws in the United States or exempt from such registration.

                    (g) Preemptive Rights, Etc. Except for the Warrants and the Brimberg Warrant to be issued in connection with the Offering, and except as set forth in the Memorandum, there are not, nor will there be immediately after the Initial Closing or any subsequent Closing, any outstanding warrants, options, agreements, convertible securities, preemptive rights to subscribe for or other commitments pursuant to which the Company is, or may become, obligated to issue any capital stock or other securities of the Company, and the Offering will not cause any anti-dilution adjustments to such securities or commitments except as reflected in the Memorandum. Except as set forth in the Memorandum, the Company is not subject to any agreement, arrangement or understanding that would require it to repurchase any of its capital stock.

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                    (h)    Subsidiaries and Investments. Except as set forth in
the Memorandum (including without limitation as disclosed in the Company's latest Annual Report on Form 10-K incorporated by reference therein), the Company does not own or control, directly or indirectly, any corporation, association or other entity.

                    (i) Title. Except as set forth in the Memorandum, the Company has good and marketable title to all properties and assets owned by it free and clear of all liens, charges, encumbrances or restrictions, except such as would not have a Material Adverse Effect. All of the leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee are in full force and effect, and the Company is not in default of any of the terms or provisions of any of such leases or subleases where any such default would have a Material Adverse Effect. No material claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continue possession of the leased or subleased premises or assets under any such lease or sublease, except as would not have a Material Adverse Effect.

                    (j) Proprietary Rights. Except as set forth in the Memorandum, the Company owns or possesses enforceable rights to use all patents, patent applications, trademarks, services marks, copyrights, trade secrets, processes or formulations used in the conduct of its business (the "Proprietary Rights"), except in each case as would not have a Material Adverse Effect. To the knowledge of the Company, the Company has not infringed and is not infringing upon the rights of others with respect to Proprietary Rights and no others have infringed or are infringing on the Proprietary Rights, except in each case as would not have a Material Adverse Effect.

                    (k) Litigation. Except as set forth in the Memorandum, there is no material action, suit, investigation, customer complaint, claim or proceeding at law or in equity by or before any court, arbitrator, governmental instrumentality or other agency now pending or, to the best knowledge of the Company, threatened against the Company (nor is there any basis therefore known to the Company). The Company is not subject to any judgment, order, writ, injunction or decree of any federal, state or municipal court, government department, commission, board, bureau, agency or instrumentality, which if decided adversely to the Company or its subsidiaries would have a Material Adverse Effect.

                    (l) Non-Defaults; Non-Contravention. The Company is not in violation of or default under, nor will the execution and delivery of this Subscription Agreement or any of the Offering Documents or consummation of the transactions contemplated herein or therein result in a violation of or constitute a default in the performance or observance of any obligation under,
(i) the Certificate of Incorporation or bylaws of the Company (or other charter documents as the case may be), or (ii) any order, writ, injunction or decree of any court of the United States or any other applicable governmental department, commission, board, bureau, agency or instrumentality of the United States. In addition, the Company is not in violation of or default under any indenture, mortgage, contract or other agreement or instrument to which it is a party or by which it or its property is bound or affected which after notice, the lapse of time or both, would constitute a default under any of the foregoing, which in any such case would have a Material Adverse Effect.

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                    (m)    Taxes. The Company has filed all necessary federal,
state and local tax returns which are required to be filed by it and all such returns are true and correct in all material respects. The Company has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party. The Company has properly accrued all taxes required to be accrued. To the Company's knowledge, the tax returns of the Company are not currently the subject of an audit by any federal, state or local authority. The Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any material tax assessment or deficiency.

                    (n) Compliance With Laws; Licenses, Etc. The Company is in compliance with all federal, state or local laws including in each case the laws of its jurisdiction of incorporation, ordinances, regulations and orders applicable to its business, except where non-compliance would not have a Material Adverse Effect. The Company has all licenses and permits and other governmental certificates, authorizations and permits and approvals (collectively, "Licenses") required by every federal, state or local, government or regulatory body for the operation of its business as currently conducted and the use of its properties, except where the failure to be licensed would not have a Material Adverse Effect. Except as would not have a Material Adverse Effect, the Licenses of the Company are in full force and effect, and no violations are or have been recorded in respect of any License and no proceeding is pending or threatened to revoke or limit any thereof.

                    (o) Insurance. The Company maintains insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for its respective business and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company, against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; since June 1975, the Company has not (i) had any insurance coverage canceled and (ii) to the best knowledge of the Company, been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                    (p) Labor Relations. No labor disturbance by the employees of the Company exists or to the best of the Company's knowledge, is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, licensors, collaborators or subcontractors that might reasonably be expected to result in a Material Adverse Effect. No collective bargaining agreement exists with any of the Company's employees and, to the best of the Company's knowledge, no such agreement is imminent.

                    (q)    ERISA. Each "employee benefit plan" as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and any other plan, policy, program, practice, agreement, understanding or arrangement (whether written or oral) providing compensation or other benefits to any current or former director, officer, employee or consultant (or to any dependent or beneficiary thereof), of the Company, which are

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now, or were in the past, maintained by the Company have been maintained in compliance with their terms and the provisions of applicable law, including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended, except in each case where such non-compliance would not have a Material Adverse Effect.

                    (r) Environmental. The operations of the Company with respect to any real property currently leased, owned or by any means controlled by the Company (the "Real Property") are in compliance in all material respects with all federal, state, and local laws, ordinances, rules, and regulations relating to occupational health and safety and the environment; the Company maintains all licenses, permits and authorizations necessary to operate under all such laws applicable to it; and there is no pending or, to the best knowledge of the Company, threatened, claim, litigation or any administrative agency proceeding, nor has the Company received any written or oral notice from any governmental entity or third party, that: (i) alleges a violation of any such laws by the Company; (ii) alleges that the Company is a liable party under the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, 42 U.S.C. [sect] 9601 et seq. ("CERCLA"), or any state superfund law;
(iii) alleges possible contamination of the environment by the Company; or (iv) alleges possible contamination of the Real Property. The Company has not received any written or oral notice from any governmental entity or third party that any Real Property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to CERCLA or otherwise designated as a contaminated site under applicable state or local law.

                    (s) Internal Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                    (t) Right of First Refusal. Except as set forth in the Memorandum, no preemptive right, right of first refusal granted by the Company or other similar rights exists with respect to the issuance of the Shares, Warrants and Brimberg Warrant by the Company.

                    (u) Exemption from Registration. Assuming the accuracy of the information provided by the respective Subscribers in the Subscription Agreements and assuming that the Placement Agent has not taken any action or omitted to take any action such that the exemption provided by Section 4(2) of the Securities Act and Rule 506 thereunder is rendered unavailable to the Company, the offer and sale of the Units and the issuance of the Brimberg Warrant pursuant to the terms of this Agreement are exempt from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder.

                    (v) Accuracy of Disclosure. The information contained in the Offering Documents as of the date of the Memorandum does not contain, and as of each Closing, will not contain, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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                    (w)    Investment Company. The Company is not an
"investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and neither the sale of the Units nor the transactions contemplated herein will cause the Company to become an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

                    (x) Brokers. The Company is not a "broker" within the meaning of Section 3(a)(4) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or a "dealer" within the meaning of Section 3(a)(5) of the Exchange Act or required to be registered pursuant to Section 15(a) of the Exchange Act.

                    (y) Miscellaneous. Neither the Company, nor, to the knowledge of the Company, any agent or other person acting on behalf of the Company, has, directly or indirectly, (i) used any Company funds for unlawful contributions, gifts, entertainment or other unlawful payment related to foreign or domestic political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from Company funds; (iii) failed to disclose fully any contribution made by the Company or made by any person acting on its behalf and of which the Company is aware in violation of law; (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (v) made any unlawful bribe, rebate, payoff, influence, kick-back or other unlawful payment.

                    (z) Registration Rights. Other than as set forth in the Memorandum, no holder of the Company's securities has the right to require the Company to include such securities in the Registration Statement to be filed under Sections 2.1 of the Registration Rights Agreement.

                    (aa) S-3 Eligibility. The Company is eligible to register the Shares and the Warrant Shares on Form S-3 with the Securities and Exchange Commission (the "SEC").

             4.     Representations, Warranties and Covenants of the
                    ------------------------------------------------
Subscriber. The undersigned hereby represents and warrants to, and agrees with,
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the Company as follows, as of the date hereof and as of each applicable Closing:

                    (a) The undersigned is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Specifically the undersigned is (check appropriate items(s)):
                    _____(i) A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to
Section 15 of the Exchange Act; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and

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maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of ERISA, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

                    _____(ii) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act.

                    _____(iii) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

                    _____(iv)  A director or executive officer of the Company.

                    ______(v) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000. (California residents. please see Section 4(b) below.)

                    _____(vi) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. (California residents. please see Section 4(b) below.)

                    ____(vii) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

                    ___(viii) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, the undersigned must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

             (b) For California individuals: If the Subscriber is a California resident, such subscriber's investment in the Company will not exceed 10% of such Subscriber's net worth (or joint net worth with his spouse).

             (c) If a natural person, the undersigned is: a bona fide resident of the State contained in the address set forth on the signature page of this Subscription Agreement as the undersigned's home address; at least 21 years of age; and legally competent to execute this Subscription Agreement. If an entity, the undersigned is duly authorized to execute this Subscription Agreement and this Subscription Agreement constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

                     (d) The undersigned has received, read carefully and is familiar with this Subscription Agreement and the Memorandum. Respecting the Company, the undersigned is familiar with the Company's business, plans and financial condition, the terms of the Offering and any other matters relating to the Offering; the undersigned has received all materials which have been requested by the undersigned; has had a reasonable opportunity to ask questions of the Company and its representatives; and the Company has answered all inquiries that the undersigned or the undersigned's representatives have put to it. The undersigned has had access to all additional information necessary to verify the accuracy of the information set forth in this Subscription Agreement and the Memorandum and any other materials furnished herewith, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

                    (e) The undersigned or the undersigned's purchaser representative has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned's investment in the Company hereunder is not material when compared to the undersigned's total financial capacity.

                    (f) The undersigned understandsthe various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

                    (g) The undersigned acknowledges that no market for the Shares, the Warrants or the Warrant Shares (collectively, the "Securities") presently exists and none may develop in the future and that the undersigned may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

                    (h) The undersigned has been advised by the Company that none of the Securities have been registered under the Securities Act, that the Securities will be issued on the basis of the statutory exemption provided by
Section 4(2) of the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws, that this transaction has not been reviewed by, passed on or submitted to any Federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the Company's reliance thereon is based in part upon the representations made by the undersigned in this Subscription Agreement. The undersigned acknowledges that the undersigned has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Securities. In particular, the undersigned agrees that no sale, assignment or transfer of any of the Securities shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Securities is registered under the Securities Act, it being understood that such Securities are not currently registered for sale and that the Company has no obligation or intention to so register the Securities except as contemplated by the terms of the Offering Documents, or (ii) the Securities are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, it being understood that Rule 144 is not available at the present time for the sale of the securities, or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act.
The undersigned further understands that an opinion of counsel and other documents may be required to transfer such Securities. The undersigned acknowledges that the Securities shall be subject to a stop transfer order and the certificate or certificates evidencing each of the Securities shall bear the following or a substantially similar legend or such other legend as may appear on the forms of Securities and such other legends as may be required by state blue sky laws:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

                    (i) The undersigned will acquire the Securities for the undersigned's own account (or for the joint account of the undersigned and the undersigned's spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

                    (j) It never has been represented, guaranteed or warranted to the undersigned by any broker, the Company, the Placement Agent, any of the officers, directors, stockholders, partners, employees or agents of either the Company, the Placement Agent, or any other persons, whether expressly or by implication, that:

                          (i) the Company or the undersigned will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or the undersigned's investment in the Company; or

                          (ii) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the securities or of the Company's activities.

                    (k) No oral or written representations have been made other than as stated in the Memorandum, and no oral or written information furnished to the undersigned or the undersigned's advisor(s) in connection with the Offering was in any way inconsistent with the information stated in the Memorandum.

                    (l) The undersigned is not subscribing for the Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Placement Agent or the Company with which the undersigned had a pre-existing relationship in connection with investments in securities generally.

                    (m) The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment.

                    (n) The undersigned understands that the net proceeds from all subscriptions paid and accepted pursuant to the Offering (after deduction for expenses of the Offering, including the fees and expenses payable to the Placement Agent) will be used in all material respects for the purposes set forth in the Memorandum.

                    (o) Without limiting any of the undersigned's other representations and warranties hereunder, the undersigned acknowledges that the undersigned has reviewed and is aware of the risk factors described in the Memorandum.

                    (p)   The undersigned acknowledges that the
representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Subscription Agreement, the purchase of the Units and the exercise of the Warrants.

                    (q) The undersigned understands that the Placement Agent does not make any representations or warranties concerning the accuracy or completeness of any information relating to the Company or its operations, to be delivered to prospective investors in connection with the Offering.

                    (r) The undersigned has consulted its or his own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Units and has not relied on the Memorandum or the Company, its officers, directors or professional advisors for advice as to such consequences.

          5.        Covenants of the Company.
                    ------------------------

                    (a) Listing. The Company shall cause all Shares and Warrant Shares to be listed on Nasdaq by the date that Nasdaq rules require.

                    (b) S-3 Eligibility. The Company will take all actions necessary to maintain its eligibility to register the resale of the Shares and the Warrant Shares on Form S-3 as contemplated by Section 2.1 of the Registration Rights Agreement until such time as the Shares and Warrant Shares no longer constitute Registrable Securities (as defined in the Registration Rights Agreement).

          6.        Indemnification. The undersigned acknowledges that the
                    ---------------
undersigned understands the meaning and legal consequences of the representations and warranties contained in Section 4 hereof, and agrees to indemnify and hold harmless the Company, the Placement Agent, and their respective partners, incorporators, officers, directors, partners, employees, agents and controlling persons of each thereof, past, present or future, from and against any and all loss, damage or liability due to or arising out of a breach of any such representation or warranty.

          7.        Transferability. Neither this Subscription Agreement, nor
                    ---------------
any interest of the undersigned herein, shall be assignable or transferable by the undersigned in whole or in part except by operation of law. Any attempt to assign or transfer this agreement or any interest therein other than by operation of law shall be void.

          8.        Miscellaneous.
                    -------------

                    (a) The Offering Documents and the exhibits thereto set forth the entire understanding of the parties with respect to the subject matter hereof, supersede all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by the party to be charged.

                    (b) Except as otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at the address set forth on the first page hereof, (ii) if to the undersigned, at the address set forth on the signature page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 8(b). Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 8(b). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 8(b) shall be deemed given at the time of receipt thereof.

                    (c) This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Company, and the permitted successors, assigns, heirs and personal representatives of the undersigned (including permitted transferees of the Securities).

                    (d) The headings in this Subscription Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Subscription Agreement.

                    (e) This Subscription Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    (f) This Subscription Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to principles governing conflicts of law.

                    (g) This Subscription Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Subscription Agreement (except as provided in Sections 6, 8(c) and 8(g)); provided, that the Placement Agent shall be entitled to rely on, and shall be a third party beneficiary of, the representations, warranties and agreements contained in this Subscription Agreement.

                    (h) The parties hereto irrevocably consent to the exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and of any federal court located in such Commonwealth in connection with any action or proceeding arising out of or relating to the Offering Documents, any document or instrument delivered pursuant to, in connection with or simultaneously with the Offering Documents, or a breach of any Offering Documents or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with
Section 8(b). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process.

     IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

Aggregate Dollar Amount
of Subscription                  _____________________________________________
                                 Print Name of Subscriber
                                 (NOTE: This is the name in which the Shares
                                  and Warrants shall be registered.)

$_______________                 By:_______________________________________
                                     (Signature of Subscriber or
                                     Authorized Signatory)

                                       Social Security Number or other
                                       Taxpayer Identification Number:

                                       ____________________________________

                                       Address:

                                       ____________________________________

                                       If the Units will be held as joint
                                       tenants, tenants in common, or community property, please complete the following:

                                       ____________________________________
                                       Print name of spouse or other
                                       co-subscriber

                                       ____________________________________
                                       Signature of spouse or other
                                       co-subscriber
                                       ____________________________________
                                       Print manner in which the Shares and
                                       Warrants will be held
                                       ____________________________________
                                       Social Security Number

                [Please complete Section 4 for each Subscriber.

[To be completed by the Company]

ACCEPTED AS TO ___________ UNITS, REPRESENTING $____________ AGGREGATE DOLLAR AMOUNT OF OFFERING PRICE, WITH $___________ TO BE REFUNDED TO THE SUBSCRIBER

BY: BOSTON LIFE SCIENCES INC.                   DATE: ____________  __, 2002

By:____________________________
 Name:
 Title: